SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                       DATE OF REPORT: September 30, 1999

                         Complete Wellness Centers, Inc.
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             (Exact Name of Registrant as specified in its Charter)

      Delaware                         0-22115                   52-1910135
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(State or other jurisdiction      (Commission File No.)       (I.R.S. Employer
or corporation)                                              Identification No.)

         1964 Howell Branch Road, Suite 202    Winter Park, FL  32792
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       (Address of Principal Executive Offices)               (Zip Code)

       Registrant's telephone number, including area code: (407) 673-3073
                                                            --------------

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         (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS

On September 16, 1998, Donald S. Radcliffe was elected to the Company's Board of Directors. A copy of the press release announcing his election is included as an attachment.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

The attached Condensed Consolidated Balance Sheet and Proforma Presentation compares the unaudited June 1999 financial information as presented in the June 30, 1999 10-QSB with unaudited Proforma presentation as of June 30, 1999 and unaudited August 31, 1999 financial information.

                COMPLETE WELLNESS CENTERS, INC. AND SUBSIDIARIES
        CONDENSED CONSOLIDATED BALANCE SHEETS AND PROFORMA PRESENTATION


                                                      June 30,                      June 30,      August 31,
                                                       1999         Proforma         1999           1999
                                                    (Unaudited)    Adjustments    As Adjusted    (Unaudited)
                                                     ---------     -----------    -----------     ---------
                 ASSETS

Current Assets:
     Cash and cash equivalents                       $547,137      $100,000 (a)    $647,137       $385,894
     Patient receivables, net of allowance for
doubtful accounts of $7,103,296 and $9,316,593
at June 30, 1999 and August 31, 1999,
respectively                                        6,928,245                     6,928,245      7,023,459
     Inventory                                         46,228                        46,228         46,228
     Prepaid expenses                                   5,171                         5,171            377
     Other assets                                      42,716                        42,716        228,965
                                                  -----------                    ----------     ----------
Total current assets                                7,569,497                     7,669,497      7,684,923
Furniture and equipment, net                          309,399                       309,399        288,986
Deposits                                               29,683                        29,683         29,683
                                                  -----------                    ----------     ----------
Total assets                                       $7,908,579                    $8,008,579     $8,003,591
                                                  -----------                    ----------     ----------
   LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
     Current portion of notes payable                $569,000      (200,000)(b)    $369,000       $369,000
     Accounts payable and accrued expenses          6,122,161    (4,602,478)(c)   1,519,683      1,881,728
     Accrued management fees                        3,951,599                     3,951,599      3,344,052
                                                  -----------                    ----------     ----------
Total current liabilities                          10,642,760                     5,840,282      5,594,780
Note payable, net                                     350,000                       350,000        350,000
Stockholders' equity:
     Common Stock, $.0001665 par value per share,
50,000,000 shares authorized, 3,536,755 and
4,265,088 shares issued and outstanding at June
30, 1999 and August 31, 1999, respectively                588           100 (d)         688 (e)        709
     Convertible Preferred Stock, $.01  par value
per share, 8% Cumulative, 115,239 and 119,239
shares currently issued and outstanding at June
30, 1999 and August 31, 1999, respectively          5,294,278       200,000 (b)   5,494,278      5,494,278
     Additional paid in capital                     7,245,614     4,702,378 (d)  11,947,992     12,135,571
     Accumulated deficit                          (15,624,661)                  (15,624,661)   (15,571,746)
                                                  -----------                    ----------     ----------
Total stockholders' equity                         (3,084,181)                    1,818,297 (e)  2,058,811
                                                  -----------                    ----------     ----------
Total liabilities and stockholders' equity         $7,908,579                    $8,008,579     $8,003,591
                                                  ===========                    ==========     ==========

Notes:

(a) Increase in cash due to private placement of 100,000 shares of Common Stock to Transworld Management Services, Inc.
(b) Issuance of $200,000 of Convertible Preferred Stock to satisfy $200,000 in Notes Payable.
(c) Conversion of $750,000 of accounts payable to 500,000 shares of Common Stock and relief of bankruptcy for $3,852,478, see (d).
(d) Reflects increase in Par Value and Additional Paid in Capital for relief of bankruptcy ($3,852,478), debt conversion ($750,000) and the private placement referred to in (a) above.
(e) Exercises of stock options for 3,333 shares at $0.030003 per share and 125,000 shares at $1.50 per share were recorded in August 1999.


                COMPLETE WELLNESS CENTERS, INC. AND SUBSIDIARIES
                CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                  Eight Months
                                       Month Ended                   Ended
                                       August 31,                  August 31,
                                          1999                        1999
                                       -----------                ------------
                                       (Unaudited)                 (Unaudited)
Revenue:
     Integrated medical clinics        $1,050,688                 $10,554,893
     Other income                           5,000                     125,600
                                       ----------                 -----------
Total operating revenue                 1,055,688                  10,680,493
Direct expenses:
     Salary and consulting costs          179,431                   1,766,107
     Management fees                      472,286                   5,906,592
     Cost of revenues                           0                       7,178
     Rent                                  12,316                     101,747
     Advertising and marketing              5,500                      13,499
     Bad debt expense                     150,270                   1,182,830
                                       ----------                 -----------
Total direct expenses                     819,802                   8,977,952
General and administrative                197,286                   1,360,501
Depreciation and amortization              10,207                      83,713
                                       ----------                 -----------
Operating gain                             28,393                     258,327
Interest expense                            3,500                      38,683
Interest income                                 0                       3,000
                                       ----------                 -----------
Net income before income taxes             24,893                     222,644
Income taxes                                    0                           0
                                       ----------                 -----------
Net income after income taxes             $24,893                    $222,644
                                       ==========                 ===========

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereto duly authorized.

Date: September 30, 1999.

                                               Complete Wellness Centers, Inc.

                                               By: /s/ Joseph Raymond, Jr.
                                                   -------------------------
                                                        Joseph Raymond, Jr.
                                                        Chairman & CEO

                             FOR IMMEDIATE RELEASE

Contact:                                            NASDAQ SCM: CMWL, CMWLW
Joseph Raymond, Jr., Chairman and CEO
Complete Wellness Centers, Inc.
(407)-678-6300

         COMPLETE WELLNESS CENTERS, INC. NAMES DONALD RADCLIFFE TO THE
                               BOARD OF DIRECTORS

WASHINGTON, D.C. - September 30, 1999 - The new management of Complete Wellness Centers, Inc. ("CWC"), the largest nationwide organization of integrated medical centers, announced today that at a Board of Directors meeting held on September 16, 1999, Donald Radcliffe was elected to the Board of Directors.

Mr. Radcliffe has over fifteen years experience in finance and operations, as well as experience in computer systems analysis. Joe Raymond, Chairman and Chief Executive Officer, said, "Mr. Radcliffe's financial expertise is a perfect complement to our Board."

Mr. Radcliffe was Executive Vice President, Chief Operating Officer and Financial Officer. of World-Wide Business Centres, Inc. of New York, were he was responsible for planning, financial reporting, banking, development of financial and operational computer systems, personnel, and all operational aspects. Prior to that, he worked for Main Hurdman as a partner in the Management Advisory Service area as the Director of Computer Audit Services. He has also worked as a Systems Analyst at IBM.

Mr. Radcliffe currently is the principle of Radcliffe and Associates and provides financial consulting services to public companies. Additionally, he serves as a Board Member of SVI Holdings, Inc., Pallet Management Systems, and US Agents, Inc.

A graduate of Lehigh University, he received a B.A. degree with honors in Management Science and received his M.B.A from Dartmouth College. He is also licensed as a C.P.A. in New York State.

Complete Wellness Centers, Inc., a multi-disciplinary physician practice management company, now manages 82 Complete Wellness Medical Centers, all of which provide both traditional and alternative healthcare services. The Company's common stock and warrants trade on the NASDAQ Small Cap market under the symbols, CMWL and CMWLW, respectively.

The Company, from time to time, may discuss forward-looking information. This press release contains forward-looking statements, which are estimates by the Company's management. Such statements are subject to various risks and uncertainties that may be beyond the Company's control, and may cause results to differ from management's current expectations and should not be relied upon by the investors in the Company. Prospective investors may contact Michael Brigante, Chief Financial Officer of the Company, to obtain copies of the prospectuses, which include certain information about the offerings.

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